                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ----------------

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest
       event reported):                               March 1, 1995


                          NETWORK SYSTEMS CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                              0-9691                          41-1231031
- -------------------          ------------------------        -------------------
(State of or                 (Commission File Number)              (IRS Employer
other jurisdiction                                           Identification No.)
of incorporation)

                7600 Boone Avenue North, Minneapolis, MN 55428
               ------------------------------------------------
                   (Address of principal executive offices)

                                 612-424-4888
                       -------------------------------
                       (Registrant's telephone number)
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Item 5.  OTHER EVENTS.

Settlement of Class Action Lawsuit
- ----------------------------------

The Company issued a press release on March 1, 1995 announcing it had reached an agreement to settle the two lawsuits related to the proposed merger between the Company and Storage Technology Corporation. A copy of this press release is attached as an exhibit to this Report and is incorporated by reference herein.

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Item 7.  EXHIBITS

99.1      Press Release dated March 1, 1995.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETWORK SYSTEMS CORPORATION

Date:  March 1, 1995                       By: /s/ MALCOLM D. REID
                                             ---------------------------
                                             Malcolm D. Reid
                                             Vice President, Secretary
                                             and General Counsel